EXHIBIT 10.72

                               SECURITY AGREEMENT

         This Security Agreement (the "Security Agreement") is entered into this 7th day of May, 1998, between Kenworthy Investments, Ltd. (the "Secured Party") and Galacticomm Technologies, Inc. (the "Borrower").

                                    RECITALS:

         A. Secured Party is loaning the principal amount of $125,000 to Borrower, pursuant to the terms of that certain Secured Convertible Promissory Note (the "Note"), from Borrower in favor of Secured Party, of even date herewith;

         B. Secured Party requires that Borrower grant a security interest in the Collateral to Secured Party, and Borrower is willing to grant such a security interest.

         NOW THEREFORE, the parties hereto agree as follows:

         1. DEFINITIONS. As used herein, the following words shall have the following meanings:

                  (a) "Accounts" means all accounts, instruments, documents, chattel paper and obligations in any form owing to Borrower and which arise out of the sale or lease of goods or the rendition of services by Borrower whether or not earned by performance, as well as all guaranties, credit insurance, letters of credit and other security for any of the foregoing.

                  (b) "Collateral" means the following described collateral, whether now owned or hereafter acquired by Borrower, together with all documents, records and information relating thereto:

                      (i)   All of Borrower's Accounts (the "Accounts").

                      (ii)  All of Borrower's "documents" (as defined in the
UCC) or other receipts covering, evidencing or representing goods that relate to any Account;

                      (iii) All of Borrower's Inventory;

                      (iv)  All of Borrower's Equipment;

                      (v)   All of Borrower's General Intangibles;

                      (vi)  All of Borrower's Instruments;

                      (vii) All monies on deposit in any bank account maintained by Borrower;

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                      (viii) All of Borrower's other personal property not
otherwise described herein, including all currency held by or for the benefit of Borrower;

                      (ix) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

                      (x) All of the proceeds, products, renewals, replacements, accessions, additions or replenishments of or to any of the above.

                  (c) "Equipment" means all equipment, fixtures, machinery, machine tools, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts, jigs, goods and all improvements thereto and all supplies used in connection therewith.

                  (d) "General Intangibles" means all general intangibles, causes of action and all other personal property of every kind (other than goods and accounts) including, without limitation: (i) patents, trademarks, trade names, service marks, copyrights and any applications for registration or registrations of the foregoing; (ii) goodwill; (iii) trade secrets; (iv) licenses; (v) franchises; (vi) contract rights; (vii) deposit accounts; and
(viii) tax refunds and tax refund claims.

                  (e) "Indebtedness" means the principal and interest due hereunder.

                  (f) "Instrument" means a negotiable instrument, a certificated security, or any other writing which evidences a right to the payment of money.

                  (g) "Inventory" means all goods, wares, merchandise and other tangible personal property including, without limitation, raw materials, work in process, supplies and components, finished goods, packing and shipping materials, and all documents of title, whether negotiable or non-negotiable, that represent any of the foregoing.

         2. SECURITY INTEREST. Borrower hereby gives the Secured Party a security interest in the collateral subordinate to Union Planters Bank, Union Atlantic Partners and Lucio, Mandler, Croland, Bronstein, Garbett, Stiphany and Martinez, P.A.

         3. REPRESENTATIONS AND WARRANTIES OF BORROWER. In addition to such other representations and warranties as Borrower may make to the Secured Party pursuant to the Note, the Purchase Agreement and under the other documents contemplated or referred to therein, the Borrower continuously represents and warrants to the Secured Party, for so long as any portion of the Indebtedness remains unpaid, that:

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                  (a) The Borrower is the owner of the Collateral free and clear of all security interests, restrictions, claims, liens, or other encumbrances of any kind, except for the Security Interest, except as otherwise disclosed in writing to the Secured Party; and

                  (b) The Borrower is authorized to enter into this Security Agreement.

         4. COVENANTS OF BORROWER. So long as this Agreement has not been terminated as provided hereunder, the Borrower:

                  (a) shall defend the Collateral against the claims and demands of all other parties;

                  (b) shall keep the Collateral free from all security interests or other encumbrances, except as noted in Section 2, and shall not sell, transfer, assign, deliver or otherwise dispose of any of the Collateral, or any interest therein except in the ordinary course of business or with the express prior written consent of the Secured Party;

                  (c) shall notify the Secured Party promptly, in writing, of any change in: (i) the Borrower's name; (ii) the Borrower's address; (iii) the location(s) at which the Collateral is kept;

                  (d) shall execute and deliver to the Secured Party such financing statements and other documents, pay all costs of UCC searches and filing financing statements and other documents in all public offices requested by the Secured Party and do such other things as the Secured Party may reasonably request;

                  (e) shall not hide the Collateral or remove the Collateral from the State of Florida;

                  (f) shall, at Borrower's expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, instruments and documents, as requested by Secured Party, to evidence, perfect, maintain and enforce Secured Party's security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of the Security Agreement, the Note and any other documents contemplated or referred to therein.

         5.       DEFAULT.

                  (a) Each of the following events shall constitute an event of default ("Event of Default"):

                           (i) if Borrower commits a breach of any of the
material terms and conditions of this Security Agreement; or

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                           (ii) if Borrower commits an event of default under
the Purchase Agreement or the Note.

                  (b) Upon the happening of an Event of Default, the Secured Party may declare all or part of the unpaid Indebtedness to be immediately due.

                  (c) Upon the happening of an Event of Default, the Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law from time to time in effect. The Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between the Borrower and the Secured Party. If requested by the Secured Party, the Borrower shall assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party.

         6.       MISCELLANEOUS.

                  (a) No delay or omission by the Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Secured Party from any other or future exercise of the right or the exercise of any other right or remedy. All rights and remedies of the Secured Party under this agreement and under the Uniform Commercial Code shall be deemed cumulative.

                  (b) This Agreement may not be modified or amended nor shall any provision of it be waived except by in writing signed by the Borrower and by an authorized officer of the Secured Party.

                  (c) This Agreement shall be construed under the laws of the State of Florida. If any part or provision of this Agreement is invalid or in contravention of any applicable law or regulation, such part or provision shall be severed without affecting the validity of any other part or provision of this Agreement.

                  (d) This Security Agreement is a continuing agreement which shall remain in force until all of the Indebtedness has been paid in full to the Secured Party.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

GALACTICOMM TECHNOLOGIES, INC.                       KENWORTHY INVESTMENTS, LTD.

By: /s/ YANNICK TESSIER                              By:
  ---------------------                                -------------------------
Name: Yannick Tessier                                Name:______________________
Title: President                                     Title:_____________________



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